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                                                                    EXHIBIT 10.1


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is made as March 8, 2001, by and between IAT ReInsurance Syndicate, Ltd., a Bermuda corporation (the "Purchaser"), and NeoTherapeutics, Inc., a Delaware corporation (the "Company"), whereby the parties agree as follows:

         The Purchaser shall buy from the Company and the Company agrees to sell to the Purchaser: (i) 1,250,000 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") at a price per share of $4.00, representing 107% of the average of the closing sale price of the Common Stock for the thirty trading days immediately preceding the date of this Agreement, and (ii) a five-year warrant (the "Warrant") to purchase up to 125,000 shares of Common Stock at a purchase price per share of $5.00 in the form attached hereto as Exhibit A.

         The Company is a corporation duly incorporated and validly existing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and sell the Shares and the Warrant in accordance with the terms of this Agreement. The Shares and the Warrant have been duly authorized by all necessary corporate action, and, when paid for and issued in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and nonassessable.

         The Shares and the Warrant are being issued and sold pursuant to a registration statement on Form S-3, File No. 333-53108, which registration statement has been declared effective by the Securities and Exchange Commission. The Company has delivered to the Purchaser and the Purchaser has reviewed a copy of the prospectus included in such registration statement and a prospectus supplement regarding the issuance and sale of the Shares and the Warrant, a copy of which is attached hereto as Exhibit B.

         The Purchaser shall wire the aggregate purchase amount of $5,000,000 to the Company to the account set forth below:

         Chase Manhattan Bank, N.Y.C.
         4 New York Plaza, 15th Floor
         New York, NY  10004

         ABA Routing No: 021 000 021
         FBO: Salomon Smith Barney, Inc.
              Account No. 066-198038
         For further credit to: NeoTherapeutics, Inc.
              Account No. 561-04051-19-103

         The Company shall cause its transfer agent to transmit the Shares electronically to the Purchaser's account with the DTC set forth below:

         DTC No. 0501
         Account No. 41JC1209
         IAT ReInsurance Syndicate Ltd.

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         The Company shall deliver the Warrant to the Purchaser via overnight delivery.

         Notices to the Company shall be delivered to:

         NeoTherapeutics, Inc.
         Attention: Samuel Gulko, Senior Vice President Finance
         157 Technology Drive,
         Irvine, California  92618
         Facsimile: (949) 788-6706

         Notices to the Purchaser shall be delivered to:

         IAT ReInsurance                             Copy to:
         Attention:  Bobby Moran                     Peter R. Kellogg
         Spear, Leeds & Kellogg FAO                  Spear, Leeds & Kellogg
         IAT ReInsurance                             120 Broadway
         120 Broadway                                New York, NY 10271
         New York, NY 10271                          Facsimile: (212) 433-7292
         Facsimile: (212) 433-7292

         Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original. This Agreement shall be governed and construed in accordance with the internal laws of the State of California without giving effect to the conflicts of law principles thereunder.

AGREED AND ACCEPTED:

NeoTherapeutics, Inc.                             IAT ReInsurance Syndicate Ltd.


By: /s/ Samuel Gulko                              By: /s/ Peter R. Kellogg
    --------------------------------                  --------------------------
        Samuel Gulko                                      Peter R. Kellogg
        Senior Vice President Finance                     President



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